Exhibit 99.2
SI AUTOMATION
Consolidated Financial Statements
Ended September 30, 2006 and December 31, 2005

Independent Auditors’ Report
The Board of Directors and Stockholders
SI Automation, S.A.
We have audited the accompanying consolidated balance sheet of SI Automation S.A (“the Company”) as of September 30, 2006 and as of December 31, 2005, and the related consolidated statements of operations and cash flows for the nine month period and the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of SI Automation S.A. and subsidiaries as of September 30, 2006 and December 31, 2005 and the results of their operations and their cash flows for the nine month period and the year then ended, in conformity with generally accepted accounting principles in France.
Accounting principles generally accepted in France vary in certain significant respects from U.S. generally accepted accounting principles. Information relating to the nature and effect of such differences is presented in Note 24 to the consolidated financial statements.
/s/ KPMG S.A.
Paris La Défense, France
January 15, 2007

Consolidated Balance Sheets

	September 30,	December 31,
	2006	2005

Assets
Fixed Assets:
Intangible Assets (Note 3)	€684 546	692 572
Tangible Assets (Note 3)	60 234	43 024
Deposits (Note 3)	43 175	40 866

Total Fixed Assets	787 955	776 462

Other Assets:
Accounts Receivable, Net of allowances (Note 5)	2 172 934	4 976 618
Inventories, Net of inventory reserves (Note 4)	23 926	308 515
Other Receivables (Note 6)	1 630 932	1 130 759
Prepaid Expense	88 744	73 890
Marketable Securities (Note 8)	242 981	433 218
Cash and Cash Equivalents (Note 9)	5 064 881	3 068 134

Total Other Assets	9 224 398	9 991 134

Total Assets	€10 012 353	10 767 596

Stockholders’ Equity and Liabilities
Stockholders’ Equity (Note 10):

Share Capital	€1 885 906	1 885 906
Additional Paid-In Capital	5 062 704	5 684 357
Opening Retained Earnings	726 084	(1 644 972)
Foreign Currency Translation Adjustment	1 612	(8 656)
Net Profit	(858 958)	1 744 879

Total Stockholders’ Equity	6 817 348	7 661 514

Provisions for Contingencies & Charges (Note 11)	112 955	197 504
Interest-Free Loans (Note 12)	550 000	430 000
Financial Debt (Note 13)	409 420	401 529

Accounts Payable and Accrued Expenses (Note 14)	1 125 174	595 704
Deferred Revenue	113 697	78 243
Other Liabilities (Note 15)	883 759	1 403 102

Total Liabilities	3 195 005	3 106 082

Total Stockholders’ Equity and Liabilities	€10 012 353	10 767 596

     See accompanying notes to consolidated financial statements.

Consolidated Statements of Operations

	Nine-month	Twelve-month
	period ended	period ended
	September 30,	December 31,
	2006	2005

Revenues	5 458 794	9 917 392
Other Operating Income	458 285	622 436

Total	5 917 079	10 539 828

Purchase of Merchandise	126 093	536 159
Other External Costs	2 909 596	2 805 329
Personnel and Social Charges (Note 18)	3 270 141	4 110 691
Taxes Other Than Income Tax	200 945	232 280
Depreciation and Amortization	244 683	178 899
Inventory Reserve Allowance	221 536	340 225
Provisions for Contingencies and Charges	17 066	87 089

Total	6 990 060	8 290 672

Operating Income (Loss)	(1 072 981)	2 249 156

Financial Income	70 734	257 321
Financial Expense	286 586	6 518

Net Financial Income (Loss) (Note 20)	(215 852)	250 803

Extraordinary Income / Loss	1 837	52 787

Income (Loss) Before Tax	(1 286 996)	2 552 746

Income Tax Expense (Credit) (Note 7)	(428 038)	807 867

Net Income (Loss)	(858 958)	1 744 879

Net earnings (loss) per share	(0,456)	0,930
Net diluted Earnings per share	(0,456)	0,930

     See accompanying notes to consolidated financial statements.

Consolidated Statement of Cash Flows

	Nine-month	Twelve-month
	period ended	period ended
	September 30, 2006	December 31, 2005

Cash flow – operating activities:
Net Income (loss)	€(858 958)	1 744 879
Adjustments to reconcile Net loss to Net cash provided by operating activities:
Depreciation of fixed assets	244 683	178 899
Changes in provisions	(9 549)	(91 372)
Income from disposals of other assets	0	(175 458)
Deferred tax expense (credit)	(376 208)	849 564
Changes in working capital:
Inventories	284 589	192 717
Accounts receivable	2 803 684	(2 329 328)
Other receivables	(198 965)	371 809
Prepaid expenses	(14 854)	(14 144)
Accounts payable	529 470	148 227
Other liabilities	(519 343)	134 646
Deferred revenue	35 454	78 243

Net cash provided by operating activities	1 920 003	1 088 682

Cash flow – investing activities:
Capital expenditures – intangible assets	(216 704)	(741 663)
Capital expenditures –tangible assets	(37 546)	(26 644)
Capital expenditures – financial assets	(2 720)	(42 036)
Proceeds from disposals of investments	0	25 253

Net cash used for investing activities	(256 970)	(785 090)

Cash flow – financing activities:
Exercise of warrants	0	30 400
Decrease of marketable securities	190 237	552 411
Increase in financial debt	127 891	580 000
Payment on financial debt	0	(243 252)

Net cash provided by financing activities	318 128	919 559

Foreign currency translation adjustment	15 586	14 687

Change in Cash and cash equivalents	€1 996 747	1 237 838

Cash and cash equivalents
Beginning	€3 068 134	1 830 296
Ending	€5 064 881	3 068 134

     See accompanying notes to consolidated financial statements

Notes to the consolidated financial statements
1)	Organization and Nature of Business and Significant Events of the Period
S.I. AUTOMATION is a French Société Anonyme with a Board of Directors subject to the provisions of the French Code of Commercial Law and to the Decree n°67-236 dated June 23, 1967 regarding commercial companies.
The company provides a set of services and appropriate Materials and Software to optimize manufacturing control and equipment communication mainly for the semiconductor industry. These financial statements have been prepared in the context of the acquisition of SI AUTOMATION and subsidiaries (individually or collectively referred to as the “Company”).
2)	Summary of Significant Accounting Policies and Practices
(a)	Principles of Consolidation and Consolidation Scope

The consolidated financial statements of SI AUTOMATION as of and for the 9-month period ended September 30, 2006 and as of and for the year ended December 31, 2005 have been prepared in accordance with generally accepted accounting principles in France, including Rule 99-02 of the French Accounting Standards Board (CRC).

Each subsidiary, in which the company holds voting rights of more than 50% has been fully consolidated.

COMPANIES	LOCATION	Control %	Method

SI AUTOMATION	MONTPELLIER	N/A	Parent Company
SIA INCORPORATION	SAN FRANCISCO	100%	Fully Consolidated
(b)	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the period. Actual results could differ from those estimates.

(c)	Translation of Foreign Subsidiaries’ Financial Statements

The balance sheet, statements of operations and cash flows of SI AUTOMATION Inc. whose functional currency is the US dollar, are translated into the reporting currency of SI AUTOMATION S.A (Euro) at the applicable exchange rate (i.e., the closing period-end rate for balance sheet, and the average annual rate for statement of operations and cash flow statement). Resulting translation gains and losses are recorded in foreign currency translation adjustment in stockholders’ equity.

(d)	Tangible and Intangible Fixed Assets

Tangible and intangible fixed assets are valued at their acquisition cost. Depreciation is computed using the straight line method based on the estimated useful lives of the related assets.
Estimated useful lives used are as follows:

Estimated useful
lives

Intangible Fixed Assets
Patents	5 years
Software	1 year

Tangible Fixed Assets
Transportation equipment	5 years
Fixtures, fittings and improvements of buildings	3 to 10 years
Office equipment	2 to 3 years
Furniture	3 to 10 years
(e)	Inventories

Materials and goods have been recorded at purchase cost.

Inventories and works in progress are recorded at their production cost.

(f)	Accounts Receivable

Accounts receivables are recorded at their carrying value. A provision is recorded when the recoverability is not probable.

(g)	Marketable Securities

Marketable securities are stated at their historical cost. If, at closing date, market value is lower than historical cost, a depreciation corresponding to the difference is booked. In the case of quoted securities, the market value corresponds to the quoted market price as of the balance sheet date.

(h)	Cash and Cash Equivalents

Cash and cash equivalents include cash balances and short-term highly liquid investments with original maturities of three months or less at the time of purchase and are stated at cost.

(i)	Provisions for Contingencies and Charges

Contingencies and charges arising from claims, litigations, fines, etc. are provided for when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

(j)	Revenues
o	Revenue from sales of software licences is fully recognized at delivery of software license.

o	Composite contracts include other elements than sole software license such as maintenance, installation and training. Revenue allocated to those elements is recognized as the services are performed.

o	Sales of software licenses to distributors are recognized on a sell-through basis, when the software license is delivered by the distributor to the end-user.

o	Revenue linked to hardware and software leasing arrangements is recognized over the term of the contract on a straight line basis.
(k)	Research & Development Costs

In the past, the company used to capitalize research & development costs with a depreciation over a 5 years period.

Since 2003 research & development costs are no longer capitalized. It has been assumed that the technical feasibility of the projects was only reached at the very end of the development, therefore the amount to be capitalized is considered as not significant. Former research & development capitalized costs corresponding to cancelled projects have been written-off.

(l)	Employee benefits

Employee benefits consist only in retirement indemnities paid to employees, in accordance with French Law, on the basis of the length of service. The benefit is a lump sum paid at retirement and expressed as a multiple of the monthly salary.

Main assumptions used in the determination of such benefits are described below:
-	Prospective method based on legal compensation obligation for the employer;

-	Salary growth rate by 1%;

-	Turnover : 1% to 2% depending on staff category;

-	Employee leave age : 65 years;

-	Discount rate : 2,5%;

-	Mortality table : French national analysis statistical institute (INSEE) mortality table.

(m)	Income Tax, Current and Deferred

Deferred taxes are recorded in the statement of operations and the balance sheet according to the liability method of tax allocation to account for temporary differences between the book value and taxable value of certain assets and liabilities.

Tax assets resulting from loss carry-forwards are recognized if it is more likely than not that they will be recovered within a foreseeable future.

(n)	Stock-based Awards

The company issued pre-emptive subscription rights (“BSA”) and warrants (“BSPCE”)

According to French rules:
-	The amount received by the company upon issuance of the pre-emptive subscription rights (“BSA”) is accounted for in net equity ;

-	No entry is recorded in the accounts as long as the pre-emptive subscription rights (“BSA”) or the warrants (“BSPCE”) have not been exercised.
(o)	Extraordinary items

Extraordinary items may :
-	Either be ordinary items with abnormal amount and incidence;

-	Or items with the following characteristics :

-	Non-recurring;

-	Unusual compared with the economic activity of the concern;
(p)	Differences in exchange

At period-end foreign currencies assets and liabilities are converted to closing exchange rate. Resulting gains or losses are recorded in the consolidated statement of operations.

(q)	Earning per share

Earnings per share corresponds to the net profit or loss divided by the weighted-average number of shares existing during the financial period (see note 10).

Diluted earnings per share is the division of the net profit or loss by the sum of the weighted-average number of shares outstanding and maximal number of shares that may be issued by exercise of stock-options (see section related to stock-options).

Weighted
	average	Number of
	number of	outstanding	Conversion	Total potential
Period-end	shares	stock options	parity	shares

December 31, 2005	1 883 006	1 000	1 to 1	1 884 006
September 30, 2006	1 885 906	1 000	1 to 1	1 886 906
Average	1 884 456			1 885 756
3)	Fixed Assets

Tangible and intangible fixed assets are as follows at September 30, 2006 and December 31, 2005:

		Depreciation
		and	Net book
September 30, 2006 (€’000s)	Gross value	Amortization	value

Intangible Fixed Assets
RD&E costs	2 453	2 453	0
Licence, Patents & Software	716	331	385
Goodwill	300	0	300
Other	3	3	0

Total Intangible Fixed Assets	3 472	2 787	685

Tangible fixed assets
Building improvements	38	11	27
Computer & office equipment	126	93	33

Total Tangible Fixed Assets	164	104	60

Depreciation expense for the 9-month period ended September 30, 2006 was € 244 683.

		Depreciation
		and	Net book
December 31, 2005 (€’000s)	Gross value	Amortization	value
Intangible Fixed Assets
RD&E costs	2 453	2 453	—
Licence, patents & software	501	108	393
Goodwill	300	—	300
Other	3	3	—

Total Intangible Fixed Assets	3 257	2 564	693

Tangible fixed assets
Building improvements	14	9	5
Computer & office equipment	114	77	37

Total Tangible Fixed Assets	128	86	42

Depreciation expense for the year ended December 31, 2005 was € 178 899.

Movements on fixed assets were as follows:

	At
	December	Capital		At Sept.
30 September, 2006 (€)	31, 2005	addition	Disposal	30, 2006

RD&E Expenditures	2 453 114	0	0	2 453 114
Licenses, patents and software	500 898	216 704	1 750	715 852
Other intangibles	303 049	0	0	303 049

Intangible assets	3 257 061	216 704	1 750	3 472 015

	At
	December	Capital		At Sept. 30,
	31, 2005	addition	Disposal	2006

Building improvements	14 327	25 547	2 455	37 419
Computer and office equipment	114 327	11 999	0	126 326

Tangible assets	128 654	37 546	2 455	163 745

	At
	December	Capital		At Sept. 30,
	31, 2005	addition	Disposal	2006

Deposits	40 866	2 720	411	43 175

GRAND-TOTAL	3 426 581	256 970	4 233	3 678 935

	At			At
	January 1,	Capital		December
31 December 2005 (€)	2005	addition	Disposal	31, 2005

Start-up Costs	4 544	0	4 544	0
RD&E Expenditures	3 537 633	0	1 084 519	2 453 114
Licenses, patents and software	513 245	441 663	454 010	500 898
Other intangibles	3 049	300 000	0	303 049

Intangible assets	4 058 471	741 663	1 543 073	3 257 061

Building improvements	26 032	0	11 705	14 327
Computer and office equipment	102 707	26 644	15 024	114 327

Tangible assets	128 739	26 644	26 729	128 654

Deposits	20 090	42 036	21 260	40 866

GRAND-TOTAL	4 207 300	810 343	1 591 062	3 426 581

Main disposals in 2005 relate to:
-	Research & development costs, amounting to K€. 1 085, capitalized in the past, and linked notably to silver box development project, that has been abandoned ;

-	The termination during 2005 of a K€. 450 GPC license concession agreement concluded in August 2001 and almost totally depreciated.
Capital addition for ‘other intangibles’ amounting to K€.300 relates to the purchase, in June 2005, of an activity and related customer relationship which is expected to generate earnings in the future.

Changes in accumulated depreciation were as follows:

	At December	Depreciation		At Sept. 30,
September 30, 2006 (€)	31, 2005	expense	Disposal	2006

RD&E Expenditures	2 453 114	0	0	2 453 114
Licenses, patents and software	108 326	224 730	1 750	331 306
Other intangibles	3 049	0	0	3 049

Intangible assets	2 564 489	224 730	1 750	2 787 469

	At December	Depreciation		At Sept. 30,
	31, 2005	expense	Disposal	2006

Building improvements	8 914	4 060	2 072	10 902
Computer and office equipment	76 716	15 893	0	92 609

Tangible assets	85 630	19 953	2 072	103 511

GRAND TOTAL	2 650 119	244 683	3 822	2 890 980

					At
	At January	Depreciation			December
December 31, 2005	1, 2005	Expense	Disposal	Other	31, 2005

Start-up Costs	4 544	0	4 544	0	0
RD&E Expenditures	3 537 633	0	1 084 519	0	2 453 114
Licenses, patents and software	357 074	150 012	398 760	0	108 326
Other intangibles	3 049	0	0	0	3 049

Intangible assets	3 902 300	150 012	1 487 823	0	2 564 489

Building improvements	7 109	8 688	6 883	0	8 914
Computer and office equipment	64 071	20 199	9 104	1 550	76 716

Tangible assets	71 180	28 887	15 987	1 550	85 630

GRAND TOTAL	3 973 480	178 899	1 503 810	1 550	2 650 119

4)	Inventories
Inventories are as follows at September 30, 2006 and December 31, 2005:

	Gross	Inventory
September 30, 2006 (€’000s)	Value	reserve	Net Value

Raw materials, consumables	232	232	0
Work in progress — Services	24	0	24
Finished goods inventory	330	330	0

TOTAL	586	562	24

		Inventory
December 31, 2005 (€’000s)	Gross Value	reserve	Net Value

Raw materials, consumables	229	57	172
Work in progress – Services	49	0	49
Finished goods inventory	370	283	87

TOTAL	648	340	308

5)	Accounts Receivable

Accounts receivable are as follows at September 30, 2006 and December 31, 2005:

	Sept. 30,	December
(€’000s)	2006	31, 2005

Billed accounts receivable	1 758	1 553
Unbilled accounts receivable	445	3 455
Allowance for doubtful accounts	(31)	(31)

	2 172	4 977

As at 31 December 2005, unbilled accounts receivable mainly consist in the remaining balance of the invoice linked to the sale of the Maestria Corporate License (to ST Microelectronics) amounting to K€. 2,864, as well as related maintenance covering the 2nd half of 2005, amounting to K€. 301. These two items have been invoiced in the course of January 2006.
6)	Other Receivables

Other receivables were as follows at Sept. 30, 2006 and December 31, 2005:

	September	December
(€’000s)	30, 2006	31, 2005

Deferred tax	864	488
Advances to suppliers	105	21
Sundry debtors	662	622

	1 631	1 131

Sundry debtors were as follows at September 30, 2006 and December 31, 2005:

	September 30,	December 31,
(€’000s)	2006	2005
Income tax credit	150	98
VAT debtor	286	50
Other advances to suppliers	0	185
Other Income to receive	226	289

Total sundry debtors	662	622

In France, companies can benefit from a tax credit based on the research and development costs. SI AUTOMATION has applied for such credits. The tax credit can be deducted from income tax liability for a period of three years, or be reimbursed by the Tax Authorities if not utilized after the three-year period. As of September 30, 2006, the R&D tax credit to be received, amounting to K€.144, is for year 2004 (K€.47) , 2005 (K€.42), and 2006 (K€.55).
7)	Income Taxes

The income tax expense (credit) consists of the following:

	Nine months	Year ended
(€’000s)	September 30, 2006	December 31, 2005

Current income tax	(52)	(41)
Deferred income tax	(376)	849

Total	(428)	808

	September	December
(€’000s)	30, 2006	31, 2005

Tax losses carried forward	930	582
Other temporary differences	(66)	(94)

Net deferred tax asset	864	488

The Company believes it is more likely than not that the results of future operations will generate sufficient taxable income to allow the utilization of deferred tax assets in the short term.
As at September 30, 2006, the Company had €.2.790.733 of accumulated net operating loss carry forwards that are available to offset future taxable income which can be carried forward indefinitely.
Income tax expense for the nine-month period ended September 30, 2006 and the year ended December 31, 2005 differed from the amounts computed by applying the statutory income tax rate in France of 33.33% to the pre-tax income, as a result of the following:

In France, companies can benefit from tax credit based on the research and development costs of the year (Note 6).

(€’000s)	Sept. 30,	December
	2006	31, 2005

Earnings before income tax:	(1 287)	2 553

Expected tax expense (benefit) at French statutory tax rate	(429)	864
Research & development tax credit	0	(42)
Permanent Differences	1	6
Effect of change in tax rate	0	9
Other	0	(29)

Income tax expense (profit)	(428)	808

8)	Marketable Securities

Marketable securities consist of shares in mutual funds. Their historical value as at September 30, 2006 , and December 31, 2005 amounts to K€.243 and K€ 433, respectively. Fair value of marketable securities amounts to K€.252 and K€. 459 respectively.

9)	Cash & Cash Equivalents

Cash & Cash Equivalents as at September 30, 2006 are composed of a K€.3 705 SIA France and a K€.100 SIA Inc. bank balances and short term marketable securities held by SIA France for an historical value of K€.1 260 considered as cash equivalents.

Cash & Cash Equivalents as at December 31, 2005 are composed of a K€. 622 SIA France and a K€. 55 SIA Inc. bank balances and short term marketable securities held by SIA France for an historical value of K€.2 391 considered as cash equivalents.

10)	Stockholders’ Equity

Changes in stockholders’ equity over the 9-month period ended September 30, 2006 and the year ended December 31, 2005 are as follows:

Foreign
			Additional		Currency	Total
			Paid-In	Retained	Translation	Stockholders
	Common Stock		Capital	Earnings	Adjustment	’ Equity
	Shares	€	€	€	€	€

Balance at December 31, 2004	1 875 906	1 875 906	5 663 957	(1 634 170)	13 149	5 918 842
Exercise of warrants	10 000	10 000	20 400			30 400
Impact of foreign exchange					(21 805)	(21 805)
Impact of consolidation re-statements				(10 802)		(10 802)
Net loss/profit				1 744 879		1 744 879
Balance at December 31, 2005	1 885 906	1 885 906	5 684 357	99 907	(8 656)	7 661 514
Additional paid-in capital changes (*)			(621 653)	621 653		0
Impact of foreign exchange					10 268	10 268
Impact of consolidation re-statements				4 524		4 524
Net loss/profit				(858 958)		(858 958)
Balance at Sept. 30, 2006	1 885 906	1 885 906	5 062 704	(132 874)	1 612	6 817 348

(*)	Following a decision from shareholders dated 24 March 2006, an amount of €. 621 653 from the caption “Additional Paid-in Capital” has been reclassified under the “Retained earnings” caption.
General
The company was incorporated in 1987. Additional shares were issued for cash in subsequent financing rounds and through exercise of warrants. At September 30, 2006 and December 31, 2005, the issued and outstanding shares consisted of 1,885,906 ordinary shares with a par value of €.1.
Pre-emptive subscription rights
Stockholders and certain directors have pre-emptive rights to subscribe for additional shares issued by the company for cash on a pro rata basis. Stockholders may waive such pre-emptive subscription rights at an extraordinary general meeting of stockholders under certain circumstances. Pre-emptive subscription rights, if not previously waived, are transferable during the subscription period relating to a particular offer of shares.

Warrants
The stockholders of SIAUTOMATION authorized the board of directors to grant warrants (Bons de souscription d’actions or BSA) to employees and members of the board of the French parent company. Each BSA enables the holders to subscribe one share of SIA.

September 30, 2006	BSA 03 n°1

General assembly	03/19/2003
Issue price	0,01 €
Strike price	4,35 €
Maturity date	03/18/2008
Condition	None
Total number of options granted	1 000
Outstanding options at December 31, 2005	1 000
Exercised options through the period	0
Void or cancelled options through the period	0
Outstanding options at Sept. 30, 2006	1 000
Outstanding exercisable options at Sept. 30, 2006	1 000

December 31, 2005	BSA	BSPCE 2	BSA 03 n°1	Total
Date of the extraordinary general meeting	04/14/2000	03/28/2001	03/19/2003
Total number of options granted	10 000	69 600	1 000	80 600
End of contract life	03/31/2005	03/28/2006	03/18/2008
Issue price	€0.01	—	€0.01
Exercise price	€3.04	€22.71	€4.35
Conditions	None	None	None
Void or cancelled options before December 31, 2004	—	-68 800	0	-68 800
Exercised options before December 31, 2004	—	—	—	—
Outstanding options at December 31, 2004	10 000	800	1 000	11 800
Void or cancelled options through the period	—	-200	—	-200

Exercised options through the period	-10 000	—	—	-10 000

Outstanding options at December 31, 2005	—	600	1 000	1 600

Outstanding exercisable options at December 31, 2005	—	600	1 000	1 600

11)	Provisions for Contingencies and Charges

Provisions for contingencies and charges amount to €.112.955 as at September 30, 2006 and €.197 504 as at December 31, 2005 and pertain to the following:

	September	December
(€’ 000s)	30, 2006	31, 2005

Provision for guarantee commitments	64	87
Provisions for litigations	5	75
Provision for pension indemnities	44	36

Total	113	198

The provision for guarantee is linked to the twelve months period related to hardware and six months period related to software, resulting from commercial terms included in most contracts. Changes in provisions and reserves are as follows:

	At
	December		Utilizations	At Sept. 30,
	31, 2005	Additions	and reclass	2006
Inventory reserve	340 225	221 537	0	561 762

	At
	December			At Sept. 30,
	31, 2005	Additions	Utilizations	2006
Bad debt reserve	30 572	0	0	30 572

	At
	December		Utilizations	At Sept. 30,
	31, 2005	Additions	and reclass	2006
Provision for guarantee and litigation (*)	162 089	8 886	101 919	69 056
Provision for retirement indemnities	35 415	8 484	0	43 899

Provisions	197 504	17 370	101 919	112 955

(*)	Of which €.75000 has been reclassified under the caption “Other Receivables”
12) Interest-Free Loans
Are classified in this caption advances received from a governmental agency (ANVAR) to contribute to the financing of research and development expenses linked to the Maestria software. According to the legal agreement, reimbursement will start in 2007.
13) Financial Debt
Financial debt is composed of a loan granted by BDPME in October 2005, as part of a research & development project. The first redemption date is scheduled in the end of 2006. Variable interest rate is indexed to Euribor 3 months plus a margin of 1.6 pts. Financial debt as September 30, 2006 amounts to K€.405 and interest not yet due have been accrued for K€.5.
14) Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses amount to €.1.125.173 as at September 30, 2006 and are broken down as follows:

	Sept. 30,	December
(€’000s)	2006	31, 2005

Trade accounts payable	471	373
Trade accruals	654	222

Total	1 125	595

15) Other Liabilities
Other liabilities amount to €.883.759 as at September 30, 2006 and €. 1 403 102 as at December 31, 2005 and can be broken down as follows:

	Sept. 30,	December
(€’000s)	2006	31, 2005

Employee and tax related payable	846	1 291
Other	38	112

Total	884	1 403

Employee related payable include amounts due to employees (accrued vacation and bonuses) and payroll charge accrual.

16) Assets and Liability Maturity Date
The breakdown by maturity is as follows:

		Maturity
	Balance at
	September	Less than 1		More than
(€’000s)	30, 2006	year	1 to 5 years	5 years

Deposits	43	0	43	0
Inventories	24	24	0	0
Accounts receivable	2 172	2 172	0	0
Other receivable	1 631	1 631	0	0
Prepaid expense	89	89	0	0

Total	3 959	3 916	43	0

Financial debt	409	9	360	40
Interest Free Loans	550	0	550	0
Account payable	1 125	1 125	0	0
Other liabilities	884	884	0	0
Deferred revenue	114	114	0	0

Total	3 082	2 132	910	40

		Maturity
	Balance at
	December	Less than	1 to 5	More than
(€’000s)	31, 2005	1 year	years	5 years
Deposits	41	0	41	0
Inventories	309	309	0	0
Accounts receivables	4 976	4 976	0	0
Other receivable	1 130	1 130	0	0
Prepaid expense	74	74	0	0

Total	6 530	6 489	41	0

Financial debt	402	2	260	140
Account payable	596	596	0	0
Other liabilities	1 403	1 403	0	0
Deferred revenue	78	78	0	0

Total	2 479	2 079	260	140

17) Commitments
The Company does not lease any significant facility or equipment under operating or capital lease.
18) Personnel and Social Charges
Personnel and social charges amount to €.2.289.753 and €.980.388, respectively, for the 9-month period ended September 30, 2006.
Personnel and social charges amount to €.2.859.608 and €.1.251.083, respectively, for the year ended December 31, 2005.
Average headcount is as follows:

	Headcount	Headcount
	(9 months) 2006	(12 months) 2005

Company Managers and Engineers	50	41
Technical Staff	10	7
Other staff	0	0

Total	60	48

19) Research and Development Costs
Research and development costs incurred by the Company for the 9-month period ended September 30, 2006 were K€.994.
Research and development costs incurred by the Company for the year ended December 31, 2005 were €.884.873.
20) Financial Income/Expense
Financial expense mainly consists of exchange losses in the amount of K€.287 as at September 30, 2006 and €.195 941 as at December 2005, 31.
21) Segment Information
Revenues by country are as follows for the 9-month period ended September 30, 2006 and the year ended December 31, 2005:

	2006	2005
(€’000s)	(9 months)	(12 months)

France	911	2 281
Other countries	4 548	7 636

Total	5 459	9 917

22)	Tax verification

The tax administration has verified the company’s income tax returns for the past three years. At the moment, the impact on the financial statements amounts to 4 K€ and is not material.

23)	Subsequent events

PDF Solutions, Inc. (PDFS) has completed the acquisition of SI Automation S.A. (“SIA”) as at October 31, 2006.

24)	Summary of differences between French GAAP and U.S. GAAP
The consolidated financial statements have been prepared in accordance with French GAAP which, as applied by the Company, differ in certain significant respects from accounting principles generally accepted in the United States of America (“US GAAP”). The effects of the application of US GAAP to stockholders’ equity and net income are set forth in the tables below:
(a)	Reconciliation of Net Income to US GAAP (in €)

Nine-month period
	ended September	Year period ended
	30, 2006	December 31, 2005
French GAAP Net Income (Loss) as reported in the Consolidated Statement of Operations	(858 958)	1 744 879

Adjustments to conform to US GAAP
Revenue recognition adjustments	(1 639 000)	(3 589 000)
Research & development costs capitalised	—	(300 000)
Tax effect	510 274	1 214 159

	(1 128 726)	(2 674 841)

US GAAP Net Income	(1 987 684)	(929 962)

	September 30, 2006	December 31, 2005
French GAAP Stockholders’ Equity as reported in the Consolidated Balance Sheet	6 817 348	7 661 514

Adjustments to conform to US GAAP
Revenue recognition adjustments	(8 840 000)	(7 201 000)
Marketable securities fair valued	9 000	17 062
Research & development costs capitalised	(300 000)	(300 000)
Tax effect	2 943 372	2 436 098

	(6 187 628)	(5 047 840)

US GAAP Stockholders’ Equity	629 720	2 613 674

Accounting for revenue recognition under US GAAP
The company’s contracts include some or all of the following elements: software license, and/or hardware, maintenance and support, training, installation, integration services and other services. For such arrangements including multiple elements within the scope of SOP 97-2, the SOP requires that vendor-specific objective evidence (VSOE) of fair value be available for the elements in order to separate the arrangement and to account for each element of the arrangement separately.
The company has concluded that the VSOE of maintenance could not be established. Therefore :
•	When a license is sold with maintenance during the first year of the license, the company recognizes the total contract value over the length of the maintenance which is deemed to be 12 months.

•	When a license is sold without maintenance and the company intends to provide the first year maintenance for free, even if this is not specified in the sales agreement, the contract value is recognized ratably over 12 months.
Further, the company also concluded that the VSOE of training could not be established for a contract in which a license was sold with unlimited training sessions. Therefore, the company has recognised the license ratably over the life of the software which was estimated by the company at 3 years.
For contracts including a full refund clause, the revenue is deferred fully until the contingency is resolved, when the final acceptance of the last delivered product is obtained.
Other differences between French GAAP and US GAAP
In the course of 2005, the Company acquired and capitalized components of a software to be included in a solution under development that is expected to be marketed at the end of 2006. Under US GAAP, those components have to be considered as research and development costs and therefore have to be recorded through P&L.
Under French GAAP, marketable securities are recorded at their historical cost. Under US GAAP, available for sale marketable securities are stated at their fair value and changes in fair value are recorded in equity.
Under French GAAP, no compensation expense is recognized in connection with the grant of warrants. Under US GAAP, the Company has elected to apply the intrinsic method in accordance with APB Opinion No. 25 (“Accounting for Stock Issued to Employees”), which provides that a compensation expense is recognized when the fair value of the underlying stock exceeds the exercise price of the warrants at the date of grant.
SFAS 123R is effective as of the first annual reporting period that begins after December 15, 2005. The statement has to be applied prospectively to all awards granted after the required effective date and to previous awards modified, repurchased, or cancelled after that date. As no award has been granted, modified, repurchased, or cancelled between January 1st and September 30, 2006, the application of SFAS 123R has no impact on consolidated financial statements as at 30 September 2006.